UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 16, 2021 (April 15, 2021)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market
Public Units, each consisting of one share of Common Stock, $0.0001 par value, and one-half of one Warrant	RMNIU	OTC Pink Current Information Marketplace
Warrants, exercisable for one share of Common Stock, $0.0001 par value	RMNIW	OTC Pink Current Information Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On April 15, 2021, during a scheduled meeting of the Board of Directors (the “Board”) of Rimini Street, Inc. (the “Company”), Thomas Ashburn, a member of the Board since January 2014, notified the Chairman of his intent to retire effective as of the end of his current Board term and requested not to be nominated for re-election. His current Board term ends at the Company’s 2021 Annual Meeting of Stockholders currently scheduled for June 2, 2021.
Also during the April 15, 2021 Board meeting, Antonio Bonchristiano, a member of the Board since October 2017, notified the Chairman of his intent to resign from the Board in order to focus on other commitments that now require more of his time and attention. Mr. Bonchristiano's resignation from the Board will be effective as of the date of the Company’s first quarter 2021 earnings call currently scheduled for May 5, 2021.
As noted in their respective written notices of retirement and resignation from the Board delivered to the Company after the meeting, neither Mr. Ashburn’s nor Mr. Bonchristiano’s planned departures from the Board are because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Per resolutions adopted by the Board at its April 15, 2021 meeting, the size of the Board will be decreased by one person as of the effective date and time of each of Messrs. Ashburn’s and Bonchristiano’s departures and, in Mr. Ashburn’s case, immediately prior to the commencement of the 2021 Annual Meeting of Stockholders.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits.

Exhibit No.	Exhibit Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: April 16, 2021	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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